--------------------------------------------------------------------------------

                                                                Exhibit 1.A.(10)

         This application for Life Insurance is to (check one):

         [ ]John Hancock Mutual Life Insurance Company (MasterPlan Plus only) or

         [ ]John Hancock Variable Life Insurance Company (all other products)

         which will sometimes hereinafter be referred to as "the Company."




                   -----------------------------------------

                            M Proprietary Products

                   =========================================

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

                   =========================================

            Instructions
         1. Please print all answers legibly in black ink.
         2. Any change or deletion must be initialed by the Proposed Insured or Applicant.
         3. Required medical information must be completed on all people proposed for coverage unless they are to be medically examined. (Form 156-MAJI-96)
         4. Please indicate below the plan applied for.


                                    Notice:
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

================================================================================
A. PLAN
================================================================================

     [ ] MasterPlan Plus         [ ] Variable MasterPlan Plus

     [ ] Majestic UL-COLI        [ ] Majestic UL-Survivorship (guaranteed
                                     issue not available)

     [ ] Majestic Variable UL    [ ] Majestic Variable Estate Protection

     [ ] Majestic 5

================================================================================

STATE OF ISSUE __ __

Form 156-MAJM-96
--------------------------------------------------------------------------------

[LOGO OF JOHN HANCOCK APPEARS HERE]   Master Application Number ________________

================================================================================
   B.  Corporation
================================================================================
                                         4. Address of Corporation
1. Name of Corporation
                                         __________________________________
    ________________________________     STREET ADDRESS
    NAME
-------------------------------------    __________________________________
2.  Name and title of Company Officer    STREET ADDRESS

    ________________________________     __________________________________
    NAME                                 CITY         STATE     ZIP

    ________________________________     __________________________________
    TITLE                                PHONE             FAX
-------------------------------------    ------------------------------------
3. Tax ID Number                         5. Type of Business

__ __ - __ __ __ __ __ __ __             ------------------------------------
                                         6. Corporate Fiscal Date (Month/Day)
                                                  ___ / ___
--------------------------------------------------------------------------------

================================================================================
   C. CASE INFORMATION                      3. Office Address
================================================================================
    1. Office submitting case

        Name________________________        _______________________________

        Office number/Agency Code           _______________________________

        ____________________________        _______________________________
-------------------------------------    ---------------------------------------
    2. Contact Information                  4. Requested policy date_______

        Name _______________________           If none specified, our regular
                                               dating rules will apply
        Phone Number _______________     ---------------------------------------
                                            5. What payment, if any, is included
        Fax Number _________________           with this application? $ ________

        Bulletin Board Number ______
--------------------------------------------------------------------------------
    6. Billing Information

       Name/Address/Phone for mailing
       of policy statements and                Name/Address/Phone for mailing of
       correspondence other than               Premium Notices:  (If same as
       premium notices:                        address to left, state "same")

       _____________________________           ______________________________
       NAME                                    NAME

       _____________________________           ______________________________
       STREET ADDRESS                          STREET ADDRESS

       _____________________________           ______________________________
       CITY        STATE         ZIP           CITY        STATE         ZIP

       _____________________________           ______________________________
       PHONE          FAX                      PHONE          FAX

    Billing Frequency     [ ]Annual   [ ]Semi-Annual   [ ]Qtly    [ ]Monthly
--------------------------------------------------------------------------------

================================================================================
    D. BENEFICIARY
================================================================================
    (If beneficiary is not superseded by any individual application submitted as part of this case)




--------------------------------------------------------------------------------
                                    Page 2
Form 156-MAJM-96

================================================================================
  E. OWNERSHIP INFORMATION (LEAVE BLANK IF INDIVIDUAL IS OWNER)
================================================================================

  1. Owner                             3. Social Security or Tax ID Number (no
                                          dashes)

  __________________________________      __ __ __ __ __ __ __ __ __
  NAME
--------------------------------------------------------------------------------
  2. Name and title of Owner/Trustee
     (Authorized Business Official)

  ____________________________________
  NAME               TITLE
--------------------------------------------------------------------------------

================================================================================
  F. SUBACCOUNT INVESTMENT OPTIONS (VARIABLE PRODUCTS ONLY)
================================================================================
  Percentages must be Whole and Total 100%
  (If Investment Option not superseded by any individual application submitted with this case)

  Domestic Equities

  _____% Growth & Income                    _____% Mid Cap Growth
  _____% Equity Index                       _____% Mid Cap Value
  _____% Large Cap Growth                   _____% Small Cap Growth
  _____% Large Cap Value                    _____% Small Cap Value
  _____% Real Estate Equities               _____% Managed
  _____% Special Opportunities


  Bond, Money Market, & Fixed Income

  _____% Money Market                       _____% Fixed Account
  _____% Sovereign Bond                     _____% Strategic Bond
  _____% Short-Term U.S. Government Bond


  International                             M Proprietary

  _____% International Equities             _____% Edinburgh Overseas Equity
  _____% International Opportunties         _____% Turner Core Growth
  _____% International Balanced             _____% Frontier Capital Appreciation


  Other

  _____% __________    ____% _______________
  _____% __________    ____% _______________

Telephone Transfer Option (Phonetran)
I direct the Company to act upon telephone instructions from the owner (a trustee, if the owner is a trust; or an authorized business official, if the owner is a business entity) to change future payment allocations, transfer existing funds among the subaccount investment options, and process policy loans, subject to the provisions of the Contract.
           Telephone Subaccount Transfer    [_] Yes           [_] No
           Telephone Loan                   [_] Yes           [_] No
--------------------------------------------------------------------------------

================================================================================
G. SUITABILITY (VARIABLE PRODUCTS ONLY)
================================================================================

1. Have you received   [ ] Yes  [ ] No   3. Are the policies     [ ] Yes  [ ]No
   for the polices applied for?  If         and allocation of subaccount in
   YES, Prospectus Date________________,    accord with your insurance
                                            objectives and your anticipated
2. Do you understand   [ ] Yes  [ ] No      overall financial needs?
   that the amount above the Total Sum
   Insured at Issue and the entire       4. Have you received    [ ] Yes  [ ] No
   amount of the Account Value for          illustrations of benefits based on
   each policy may increase or              the Planned Premium for each of
   decrease depending on investment         the policies?
   experience?

--------------------------------------------------------------------------------
                                    Page 3                      Form 156-MAJM-96

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
  H. SPECIAL REQUESTS
================================================================================



--------------------------------------------------------------------------------

================================================================================
  I. AGREEMENTS
================================================================================

      All statements in this application are, to the best of my knowledge and belief, true, complete, and correctly recorded.

      I assent to this application and also agree that:

     1. The statements and answers in this application are representations and not warranties and attachments hereto will be relied upon and form the basis of any insurance.

     2. No information will be considered as having been given to John Hancock unless it is written in an application.

     3. No agent or medical examiner or any other person, except an officer of John Hancock, is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application or policy, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the company. A medical examiner is not an agent of the Company. In order for any of the above events to take effect they must be provided for in writing signed by an officer of the Company.

     4. Any policy issued on the basis of this application will take effect as of the Date of Issue, but (i) only upon approval of the application by John Hancock and delivery to and acceptance by the Applicant of the policy and payment of the minimum initial premium (in accordance with the billing frequency chosen) and (ii) only if, at the time of such delivery and payment, the person proposed for insurance in Parts A and B of this application, if applicable, is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B was completed.

      Provisions 5 and 6 apply only if a Variable Product is applied for

     5. All benefits, payments, and values, including the Death Benefit and Account or Cash Value, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value or Cash Value may even decrease to zero.

     6. The registered representative's signature below certifies that a prospectus for the policy applied for has been given to the Proposed Insured and/or to the Applicant and that no written sales materials other than those approved by JHVLICO have been used.


     ______________________________________
     Applicant's Signature

                                              __________________________________
     on__________________, 19______________   Witness (Producer must witness
              Date                            where required by law)

--------------------------------------------------------------------------------

================================================================================
     J. SALE INFORMATION
================================================================================

        Producer(s) Earning Credit for Case
            Producer Name/Number       Firm Name/Number       % Credit
            --------------------       ----------------       --------

            ____________________       ________________       ________

            ____________________       ________________       ________

            ____________________       ________________       ________

            ____________________       ________________       ________
--------------------------------------------------------------------------------
  Form 156-MAJM-96                   Page 4

[LOGO OF JOHN          This application for Life Insurance is to (check one):
 HANCOCK APPEARS
 HERE]                 [_] John Hancock Mutual Life Insurance Company
                           (MasterPlan Plus only) or
                       [_] John Hancock Variable Life Insurance Company (all
                           other products)

This application is part of the case applied for in Master Application Number __________(if applicable)

                   -----------------------------------------
                            M PROPRIETARY PRODUCTS
                   =========================================
                      [LOGO OF JOHN HANCOCK APPEARS HERE]
                   =========================================

  All references to "Life 2" are applicable for Survivorship applications only

                                        Part A Statements to the Company's Agent

================================================================================
 A. PROPOSED INSURED/LIFE 1
================================================================================
 1. Name of Proposed Insured (please    10. Address_____________________________
    print):                                        Street Address

    First__________________ MI _______     ____________________________________
                                                  City           State   Zip
    Last______________________________
                                        11. Home Phone    (___)___-____
 2. Sex    [_] Male  [_] Female
                                        12. Work Phone    (___)___-____
 3. Date of Birth__/__/__
                                            Fax Number (___)___-____
 4. Place of Birth____________________
                   State   Country, if  13. Best time and place for Underwriting
                           not U.S.A.       to call (in Proposed Insured's
                                            local time zone)___________________
 5. Soc. Sec. Number ___-__-____

 6. Height __ft.__in. 7. Weight___lbs.  14. Has the Proposed Insured smoked or used any other tobacco product, i.e.
 8. Occupation_________________________     cigars, pipes, snuff, chewing
                                            tobacco, etc., in the past 12 months
 9. Driver's License State__ Number____       [_] Yes           [_] No

--------------------------------------------------------------------------------

================================================================================
 B. SECOND PROPOSED INSURED/LIFE 2 (COMPLETE ONLY IF SURVIVORSHIP)
================================================================================
 1. Name of Proposed Insured (please
    print):                             11. Address____________________________
                                                   Street Address
    First__________________ MI _______
                                            ___________________________________
    Last______________________________            City           State   Zip

 2. Sex    [_] Male  [_] Female
                                        12. Home Phone    (___)___-____
 3. Date of Birth__/__/__
                                        13. Work Phone    (___)___-____
 4. Place of Birth____________________
                                            Fax Number (___)___-____
                   State   Country, if
                           not U.S.A.
 5. Soc. Sec. Number ___-__-____        14. Best time and place for
                                            Underwriting to call (in Proposed
 6. Height __ft.__in. 7. Weight___lbs.      Insured's local time zone)________

 8. Occupation_________________________
                                        15. Has the Proposed Insured smoked or
 9. Driver's License State__ Number____     used any other tobacco product,
                                            i.e., cigars, pipes, snuff, chewing
10. What is Life 2's relationship to        tobacco, etc., in the past 12
    Life 1?____________________________     months?
                                               [_] Yes           [_] No

--------------------------------------------------------------------------------
State of Issue__ __

Form 156-MAJ-96                      Page 1

[LOGO OF JOHN HANCOCK APPEARS HERE]
                                        Part A Statements to the Company's Agent

================================================================================
  C. OWNER
================================================================================
1. Policy Owner

   [_] Trust
   [_] Life 1   [_] Life 2   [_] Life 1 and Life 2, jointly

            (Choices that include Life 2 are only for survivorship applications)
   [_] Other (Complete question 6.)

2. Tax ID or Soc. Sec. Number __ __ __ __ __ __ __ __ __

--------------------------------------------------------------------------------
   Complete questions 3-5 if Owner is a Trust

3. Name of Trust _____________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

4. Trustee(s) ________________________________________________________________

5. Date of Trust   __ /__/__

COMPLETE VERIFICATION OF TRUST FORM ON PAGE 8 IF POLICY IS TO BE OWNED BY A
TRUST
--------------------------------------------------------------------------------
6. Other Owners, if any

         NAME OF         RELATIONSHIP             SOC. SEC.     DATE OF BIRTH
         OWNERS      TO LIFE 1 AND LIFE 2          NUMBER

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

--------------------------------------------------------------------------------
7. Name/Address/Phone for mailing of policy statements and correspondence other than premium notices:

   ___________________________________________________________________________
   NAME

   ___________________________________________________________________________
   STREET ADDRESS

   ___________________________________________________________________________
   CITY                             STATE                        ZIP

   ___________________________________________________________________________
   PHONE                            FAX
--------------------------------------------------------------------------------
8. Name/Address/Phone for mailing of Premium Notices: (If same as address to left, state "same")

   ___________________________________________________________________________
   NAME

   ___________________________________________________________________________
   STREET ADDRESS

   ___________________________________________________________________________
   CITY                             STATE                        ZIP

   ___________________________________________________________________________
   PHONE                            FAX
--------------------------------------------------------------------------------

================================================================================
D. UNDERWRITING INFORMATION
================================================================================
1. In the past 7 years, has the
   Proposed Insured(s) done, or
   does the Proposed Insured(s)              Life 1                  Life 2
   or intend to do any:                                        (if survivorship)
   a. flying except as a passenger        [_]Yes  [_]No         [_]Yes  [_]No
   on regularly scheduled airlines?
   (If yes, please complete aviation
   questionnaire.)
   b. skin/scuba diving, parachuting,     [_]Yes  [_]No         [_]Yes  [_]No
   motorized racing, or other
   hazardous sports? (If yes, please
   complete avocation questionnaire.)

2. In the past 7 years has the Proposed   [_]Yes  [_]No         [_]Yes  [_]No
   Insured(s) been convicted of two or
   more motor vehicle moving violations
   or had a driving license suspended
   or revoked?

3. In the past 7 years has the Proposed   [_]Yes  [_]No         [_]Yes  [_]No
   Insured(s) been convicted of the
   violation of any criminal law, or are
   any criminal charges now pending against the Proposed Insured(s)?

4. Does the Proposed Insured(s) intend    [_]Yes  [_]No         [_]Yes  [_]No
   to reside or travel outside the U.S.
   or Canada?

If any of questions 2 - 4 are answered "yes", please explain:

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
--------------------------------------------------------------------------------

Form 156-MAJ-96                   Page 2

[LOGO OF JOHN HANCOCK APPEARS HERE]     Part A Statements to the Company's Agent

================================================================================
E. OTHER INSURANCE/REPLACEMENT INFORMATION
================================================================================
1. Give information indicated as to all insurance in force on the Proposed Insured(s), including term riders.


--------------------------------------------------------------------------------------------
Life 1/2   Company       Issue Year   Plan        Amount  ADB Amount     Business Insurance?
--------------------------------------------------------------------------------------------
                                                                         [_]  Yes   [_]  No
--------------------------------------------------------------------------------------------
                                                                         [_]  Yes   [_]  No
--------------------------------------------------------------------------------------------
                                                                         [_]  Yes   [_]  No
--------------------------------------------------------------------------------------------
                                                                         [_]  Yes   [_]  No
--------------------------------------------------------------------------------------------
                                                                         [_]  Yes   [_]  No
--------------------------------------------------------------------------------------------

2. Is any other insurance application now pending            [_] Yes   [_] No
   or contemplated on the life of the Proposed
   Insured(s)? (Include any Life, Disability, or Long
   Term Care)
   If yes, which Insured(s)__________________________________________________

   If yes, what company(ies)/amounts?___________________________________________

3. Is the insurance applied for intended to replace or       [_] Yes   [_] No
   change any life insurance or annuity now in force on the Proposed Insured(s)? (If yes, give writing company of insurance being replaced, policy number, and insurance amont.)

   Life 1                               Life 2(if surivorship)
  ------------------------------------------------------------------------------
    Company        Policy #     Amount  Company         Policy #         Amount
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------

4. Has any application for life, disability, or
   health insurance on the Proposed Insured(s)      Life 1     [_] Yes    [_] No
   ever been declined, postponed, or modified? Life 2 [_] Yes [_] No (If "Yes," give most recent company, including
   John Hancock.)_______________________________________________________________
                          COMPANY                       APPROXIMATE DATE
--------------------------------------------------------------------------------

================================================================================
F. SPECIAL REQUESTS
================================================================================






--------------------------------------------------------------------------------

================================================================================
G. BENEFICIARY
================================================================================
Please indicate full name and relationship to the Proposed Insured(s).(please print)





The right to change the beneficiary as to any proceeds is reserved to the Owner(s).
--------------------------------------------------------------------------------

                                    Notice:
Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

                                    Page 3                       Form 156-MAJ-96

                                        Part A Statements to the Company's Agent
[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
           PLEASE COMPLETE THIS PAGE IF MASTER PLAN PLUS IS DESIRED
================================================================================

================================================================================
 H. BENEFITS
================================================================================
 1. Target Data

    a. Total amount applied for (Issue Target)______________________

    b. Target Increase Percentage _________%

    c. Target Increase Years ______________

    d. Target Offset Amount _______________


--------------------------------------------------------------------------------
 2. Premium Cost Recovery
    [_] life of policy or [_]___ policy years
    Optional Cost Recovery Increase Percentage _______%
    Optional Cost Recovery Increase Years ____________

--------------------------------------------------------------------------------
 3. Base

     Base Amount (minimum $1000) $_______________

--------------------------------------------------------------------------------
 4. Whole Life Rider

    Whole Life Rider Amount $__________________

--------------------------------------------------------------------------------
 5. AIP

    a.  AIP Level Premium to be billed, if any

        $_____________________

    b.  AIP Optional Lump sum, if any

        $_____________________

--------------------------------------------------------------------------------
 6. Vanish

    First Vanish Test Year _____________

--------------------------------------------------------------------------------
 7. Premium billing interval

    [_] Annual    [_] Semiannual   [_] Quarterly   [_] Monthly

--------------------------------------------------------------------------------
Note: The AIP amount will equal the target, less the base amount, less the whole life rider amount.



Form 156-MAJ-96             Page 4(MasterPlan Plus)

[LOGO OF JOHN HANCOCK APPEARS HERE]     Part A Statements to the Company's Agent

================================================================================
       PLEASE COMPLETE THIS PAGE IF VARIABLE MASTERPLAN PLUS IS DESIRED
================================================================================

================================================================================
H.  BENEFITS
================================================================================
1.  Basic Sum Insured (BSI) $________________

2.  Death Benefit Option (choose one)
    [_]  Option A - Sum Insured only
    [_]  Option B - Sum Insured plus Account Value

3.  [_]  Additional Sum Insured (ASI) (check if desired)
    a.   (Check no more than one of the following)
         [_] ASI of $_______________
          [_] for life of policy or [_]_______Policy Years.
          [_] with Total Sum Insured ______ increasing by
              [_] ___% or [_] $_____ per year for
              [_] life of policy or [_]_______policy years.

         [_] Customized Level or Increasing Schedule
           (list by policy year or years, ASI amount may not decrease)

             Policy Year(s)       ASI Amount
             --------------       ----------
             ______-_______      $_____________      (1)
             ______-_______      $_____________      (2)
             ______-_______      $_____________      (3)
             ______-_______      $_____________      (4)
             ______-_______      $_____________      (5)
             ______-_______      $_____________      (6)
             ______-_______      $_____________      (7)
             ______-_______      $_____________      (8)
             ______-_______      $_____________      (9)
             ______-_______      $_____________      (10)
             (If more space needed, attach seperate schedule)

    b.   [_] Premium Cost Recovery
          [_] life of policy or [_] _____ policy years

4.  Additional Benefits
    [_] Continuation of Guaranteed Minimum Death
        Benefit Option after 10th Policy Year
        (not available with Option B)

================================================================================
I.  Premium
================================================================================
1.  Premium Billing Interval

    [_]  Annual           [_]  Semiannual
    [_]  Quarterly        [_]  Monthly

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

    a.  [_] $__________ annually for _______ year(s)
             Optional: Annual increase of _____% OR
             $___________ annually for ______ year(s)

        Additional first year Planned Premium $_________

    b.  [_] Customized Schedule (list by policy year or years):

        Policy Year(s)       Planned Premium Amount
        --------------       ----------------------
        ______-_______      $_____________      (1)
        ______-_______      $_____________      (2)
        ______-_______      $_____________      (3)
        ______-_______      $_____________      (4)
        ______-_______      $_____________      (5)
        ______-_______      $_____________      (6)
        ______-_______      $_____________      (7)
        ______-_______      $_____________      (8)
        ______-_______      $_____________      (9)
        ______-_______      $_____________      (10)
        (If more space needed, attach seperate schedule)
--------------------------------------------------------------------------------

================================================================================
J.  VARIABLE PRODUCTS INFORMATION
================================================================================

IF ELECTING VARIABLE MASTERPLAN PLUS, COMPLETE SECTIONS K, L, & M ON PAGE 4A OF
                               THIS APPLICATION

--------------------------------------------------------------------------------


                       Page 4 (Variable MasterPlan Plus)         Form 156-MAJ-96

John Hancock                            Part A Statements to the Company's Agent
================================================================================
           PLEASE COMPLETE THIS PAGE IF MAJESTIC UL-COLI IS DESIRED
================================================================================

================================================================================
H.  BENEFITS
================================================================================

1.  Basic Sum Insured (BSI) $________________

2.  Death Benefit Option (choose one)

    [_]  Option A - Sum Insured only
    [_]  Option B - Sum Insured plus Account Value

3.  [_]  Additional Sum Insured (ASI) (check if desired)

    a.   (Check no more than one of the following)
         [_] ASI of $_______________
             [_] for life of policy or [_]_______policy years.
             [_] with Total Sum Insured increasing by
                   [_] ___% or [_] $_____per year for
                   [_] life of policy or [_]_______policy years.

         [_] Customized Level or Increasing Schedule
           (list by policy year or years, ASI amount may not decrease)

             Policy Year(s)       ASI Amount
             --------------       ----------
             ______-_______      $_____________     (1)
             ______-_______      $_____________     (2)
             ______-_______      $_____________     (3)
             ______-_______      $_____________     (4)
             ______-_______      $_____________     (5)
             ______-_______      $_____________     (6)
             ______-_______      $_____________     (7)
             ______-_______      $_____________     (8)
             ______-_______      $_____________     (9)
             ______-_______      $_____________     (10)
             (If more space needed, attach separate schedule)

    b.   [_] Premium Cost Recovery
             [_] life of policy or [_] _____ policy years

================================================================================
I.  Premium
================================================================================
1.  Premium Billing interval

    [_]  Annual           [_]  Semiannual
    [_]  Quarterly        [_]  Monthly


2.  Planned Premium (Check a or b, or Target Premium will be billed.)

    a.  [_] $__________ annually for _______ year(s)
           Optional: Annual increase of _____% OR
            $___________ annually for ______ year(s)

        Additional first year Planned Premium $_________

    b.  [_] Customized Schedule (list by policy year or years):

        Policy Year(s)       Planned Premium Amount
        --------------       ----------------------
        ______-_______      $_____________     (1)
        ______-_______      $_____________     (2)
        ______-_______      $_____________     (3)
        ______-_______      $_____________     (4)
        ______-_______      $_____________     (5)
        ______-_______      $_____________     (6)
        ______-_______      $_____________     (7)
        ______-_______      $_____________     (8)
        ______-_______      $_____________     (9)
        ______-_______      $_____________     (10)
        (If more space needed, attach separate schedule)
--------------------------------------------------------------------------------

================================================================================
J.  LIFE INSURANCE DEFINITION
================================================================================

[_]  Cash Value Accumulation Test           [_]  Guideline Premium Test

--------------------------------------------------------------------------------


Form 156-MAJ-96           Page 4 (Majestic UL-COLI)

[LOGO OF JOHN HANCOCK APPEARS HERE]     Part A Statements to the Company's Agent

================================================================================
       PLEASE COMPLETE THIS PAGE IF MAJESTIC UL-SURVIVORSHIP IS DESIRED
================================================================================

================================================================================
H.  BENEFITS
================================================================================
1.  Basic Sum Insured (BSI) $________________

2.  Death Benefit Option (choose one)

    [_]  Option A - Sum Insured only
    [_]  Option B - Sum Insured plus Account Value
    [_]  Option M - Sum Insured plus Optional Extra Death
         Benefit with calculation beginning at policy year ______

3.  [_]  Additional Sum Insured (ASI) (check if desired)

    a.   (Check no more than one of the following)
         [_] ASI of $_______________
          [_] for life of policy or [_]_______policy years.
          [_] with Total Sum Insured increasing by
              [_] ___% or [_] $_____ per year for
              [_] life of policy or [_]_______policy years.

         [_] Customized Level or Increasing Schedule
           (list by policy year or years, ASI amount may not decrease)

             Policy Year(s)       ASI Amount
             --------------       ----------
             ______-_______      $_____________      (1)
             ______-_______      $_____________      (2)
             ______-_______      $_____________      (3)
             ______-_______      $_____________      (4)
             ______-_______      $_____________      (5)
             ______-_______      $_____________      (6)
             ______-_______      $_____________      (7)
             ______-_______      $_____________      (8)
             ______-_______      $_____________      (9)
             ______-_______      $_____________      (10)
             (If more space needed, attach separate schedule)

    b.   [_] Premium Cost Recovery
          [_] life of policy or [_] _____ policy years

4.  Additional Benefits

    [_]  Policy Split Option

--------------------------------------------------------------------------------

================================================================================
I.  Premium
================================================================================
1.  Premium Billing Interval

    [_]  Annual           [_]  Semiannual
    [_]  Quarterly        [_]  Monthly

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

    a.  [_]  $__________ annually for _______ year(s)
            Optional: Annual increase of _____% OR
            $___________ annually for ______ year(s)

        Additional first year Planned Premium $_________

    b.  [_] Customized Schedule (list by policy year or years):

        Policy Year(s)       Planned Premium Amount
        --------------       ----------------------
        ______-_______      $_____________      (1)
        ______-_______      $_____________      (2)
        ______-_______      $_____________      (3)
        ______-_______      $_____________      (4)
        ______-_______      $_____________      (5)
        ______-_______      $_____________      (6)
        ______-_______      $_____________      (7)
        ______-_______      $_____________      (8)
        ______-_______      $_____________      (9)
        ______-_______      $_____________      (10)
        (If more space needed, attach separate schedule)




--------------------------------------------------------------------------------


                      Page 4 (Majestic UL-Survivorship)          Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
               PLEASE COMPLETE THIS PAGE MAJESTIC VUL IS DESIRED
================================================================================

================================================================================
H.  BENEFITS
================================================================================
1.  Basic Sum Insured (BSI) $________________

2.  Death Benefit Option (choose one)
    [_]  Option A - Sum Insured only
    [_]  Option B - Sum Insured plus Account Value
    [_]  Option M - Sum Insured plus Optional Extra Death
         Benefit with calculation beginning at policy year ___

3.  Life Insurance Definition (choose one)
    [_]  Cash Value Accumulation Test
    [_]  Guideline Premium Test (Option M not allowed)

4.  [_]  Additional Sum Insured (ASI) (check if desired)
    a.   (Check no more than one of the following)
         [_] ASI of $_______________
          [_] for life of policy or [_]_______Policy Years.
          [_] with Total Sum Insured increasing by
              [_] ___% or [_] $_____ per year for
              [_] life of policy or [_]_______Policy Years.

         [_] Customized Level or Increasing Schedule
           (list by policy year or years, ASI amount may not decrease)

             Policy Year(s)       ASI Amount
             --------------       ----------
             ______-_______      $_____________     (1)
             ______-_______      $_____________     (2)
             ______-_______      $_____________     (3)
             ______-_______      $_____________     (4)
             ______-_______      $_____________     (5)
             ______-_______      $_____________     (6)
             ______-_______      $_____________     (7)
             ______-_______      $_____________     (8)
             ______-_______      $_____________     (9)
             ______-_______      $_____________     (10)
             (If more space needed, attach separate schedule)

    b.   [_] Premium Cost Recovery
          [_] life of policy or [_] _____ policy years

5.  Additional Benefits
    [_] Guaranteed Minimum Death Benefit Option
        (not available with Option B)
    [_] Living Care Benefit (Accelerated Death Benefit)

--------------------------------------------------------------------------------

================================================================================
I.  Premium
================================================================================
1.  Premium billing interval

    [_]  Annual           [_]  Quarterly
    [_]  Semiannual       [_]  Monthly-(premiumatic)

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

    a.  [_]  $__________ annually for _______ year(s)
            Optional: Annual Increase of _____% OR
            $___________ annually for ______ year(s)

        Additional first year Planned Premium $_________

    b.  [_] Customized Schedule (list by policy year or years):

        Policy Year(s)       Planned Premium Amount
        --------------       ----------------------
        ______-_______      $_____________     (1)
        ______-_______      $_____________     (2)
        ______-_______      $_____________     (3)
        ______-_______      $_____________     (4)
        ______-_______      $_____________     (5)
        ______-_______      $_____________     (6)
        ______-_______      $_____________     (7)
        ______-_______      $_____________     (8)
        ______-_______      $_____________     (9)
        ______-_______      $_____________     (10)
        (If more space needed, attach separate schedule)

--------------------------------------------------------------------------------

================================================================================
J.  VARIABLE PRODUCTS INFORMATION
================================================================================

IF ELECTING VARIABLE MAJESTIC VUL, COMPLETE SECTIONS K, L, & M ON PAGE 4A OF THIS APPLICATION.

--------------------------------------------------------------------------------


Form 156-MAJ-96              Page 4 (Majestic VUL)

[LOGO OF JOHN HANCOCK APPEARS HERE]     Part A Statements to the Company's Agent

================================================================================
               PLEASE COMPLETE THIS PAGE MAJESTIC VEP IS DESIRED
================================================================================

================================================================================
H.  BENEFITS
================================================================================
1.  Basic Sum Insured (BSI) $________________

2.  Death Benefit Option (choose one)

    [_]  Option A - Sum Insured only
    [_]  Option B - Sum Insured plus Account Value
    [_]  Option M - Sum Insured plus Optional Extra Death
         Benefit with calculation beginning at policy year ____

3.  [_]  Additional Sum Insured (ASI) (check if desired)

    a.   (Check no more than one of the following)
         [_] ASI of $_______________
          [_] for life of policy or [_]_______Policy Years.
          [_] with Total Sum Insured increasing by
              [_] ___% or [_] $_____ per year for
              [_] life of policy or for [_]_______Policy Years.

         [_] Customized Level or Increasing Schedule
           (list by policy year or years, ASI amount may not decrease)

             Policy Year(s)       ASI Amount
             --------------       ----------
             ______-_______      $_____________     (1)
             ______-_______      $_____________     (2)
             ______-_______      $_____________     (3)
             ______-_______      $_____________     (4)
             ______-_______      $_____________     (5)
             ______-_______      $_____________     (6)
             ______-_______      $_____________     (7)
             ______-_______      $_____________     (8)
             ______-_______      $_____________     (9)
             ______-_______      $_____________     (10)
             (If more space needed, attach separate schedule)

    b.   [_] Premium Cost Recovery
          [_] life of policy or [_] _____ policy years

4.  Additional Benefits

    [_]  Guaranteed Minimum Death Benefit Option
         (not available with Option B)
    [_]  Policy Split Option

--------------------------------------------------------------------------------

================================================================================
I.  Premium
================================================================================
1.  Premium billing interval

    [_]  Annual           [_]  Quarterly
    [_]  Semiannual       [_]  Monthly-(premiumatic)

2.  Planned Premium (Check a or b, or Target Premium will be billed.)

    a.  [_]  $__________ annually for _______ year(s)
            Optional: Annual increase of _____% OR
            $___________ annually for ______ year(s)

        Additional first year Planned Premium $_________

    b.  [_] Customized Schedule (list by policy year or years):

        Policy Year(s)       Planned Premium Amount
        --------------       ----------------------
        ______-_______      $_____________     (1)
        ______-_______      $_____________     (2)
        ______-_______      $_____________     (3)
        ______-_______      $_____________     (4)
        ______-_______      $_____________     (5)
        ______-_______      $_____________     (6)
        ______-_______      $_____________     (7)
        ______-_______      $_____________     (8)
        ______-_______      $_____________     (9)
        ______-_______      $_____________     (10)
        (If more space needed, attach separate schedule)


--------------------------------------------------------------------------------

================================================================================
J.  VARIABLE PRODUCTS INFORMATION
================================================================================

IF ELECTING MAJESTIC VEP, COMPLETE SECTIONS K, L, & M ON PAGE 4A OF THIS APPLICATION

--------------------------------------------------------------------------------


                             Page 4 (Majestic VEP)               Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]   Part A Statements to the Company's Agent

================================================================================
              PLEASE COMPLETE THIS PAGE IF MAJESTIC #5 IS DESIRED
================================================================================



Form 156-MAJ-96              Page 4 (Majestic #5)

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
             THIS PAGE MUST BE COMPLETED FOR ALL VARIABLE PRODUCTS
================================================================================

================================================================================
   K. PLAN
================================================================================
Choose One:
       [_] Variable Master Plan Plus       [_] Majestic VUL
       [_] Majestic VEP                    [_] Other ________
--------------------------------------------------------------------------------

================================================================================
   L. SUBACCOUNT INVESTMENT OPTIONS
================================================================================
                   Percentages must be Whole and Total 100%

Domestic Equities               Bond, Money Market, & Fixed            M Proprietary
_____% Growth & Income          _____% Money Market                    _____% Edinburgh Overseas Equity
_____% Equity Index             _____% Sovereign Bond                  _____% Turner Core Growth
_____% Large Cap Growth         _____% Fixed Account                   _____% Frontier Capital Appreciation
_____% Large Cap Value          _____% Short-Term U.S. Government Bond
_____% Real Estate Equities     _____% Strategic Bond                  International
_____% Special Oppertunities                                           _____% International Equities
_____% Mid Cap Growth                                                  _____% International Opportunities
_____% Mid Cap Value            Other (if available)                   _____% International Balanced
_____% Small Cap Value          _____% _______________
_____% Small Cap Value          _____% _______________
_____% Managed

Telephone Transfer Option (Phonetran)
I direct the Company to act upon telephone instructions from the owner (a trustee, if the owner is a trust; or an authorized business official, if the owner is a business entity) to change future payment allocations, transfer existing funds among the subaccount investment options, and process policy loans, subject to the provisions of the Contract.

              Telephone Subaccount Transfer         [_] Yes         [_] No
              Telephone Loan                        [_] Yes         [_] No

--------------------------------------------------------------------------------

================================================================================
   M. SUITABILITY
================================================================================
   1.  Have you received a prospectus for                       [_] Yes   [_] No
       the policy applied for? (If YES, Prospectus Date: _____

   2.  Do you understand that the amount of Death Benefit       [_] Yes   [_] No
       above any Guaranteed Minimum Death Benefit and the entire amount of the Account Value may increase or decrease depending on investment experience?

   3.  Is the policy and allocation of subaccounts in accord    [_] Yes   [_] No
       with your insurance objectives and your
       anticipated financial needs?

   4.  Have you received an illustration of benefits            [_] Yes   [_] No
       based on your Planned Premium?

--------------------------------------------------------------------------------

Form 156-MAJ-96            Page 4A (Subaccount Investment Options)

[LOGO OF JOHN HANCOCK APPEARS HERE]





                    THIS PAGE IS INTENTIONALLY LEFT BLANK.




                                                                 Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
      NOTICE OF POTENTIAL INCOME TAX IMPLICATIONS FOR MODIFIED ENDOWMENT
================================================================================

  On November 10, 1988, the Technical and Miscellaneous Revenue Act of 1988 (TAMRA) was signed by President Reagan. This law changes the income taxation of cash withdrawn form certain affected life insurance policies, called Modified Endowment Contracts, or MECs. Due to the amount of premium you plan to pay into this policy, you will be affected by this law.

  It is important for you to understand that all distributions made from your policy as applied for, including policy loans, withdrawals, partial surrenders and certain dividends (if applicable), will be considered to be a distribution of any gain. This means that if your policy is in a gain position when the withdrawal is made (i.e., the value of your policy exceeds the amount you've paid into it), you will owe ordinary income tax on the amount you withdraw. In addition, a 10% penalty tax is imposed by the IRS on any taxable distribution made prior to age 59 1/2, except on disability or if taken in the form of an annuity.

  The insurance proceeds payable to your beneficiary upon the death of the Proposed Insured(s) will continue to be income tax free under current legislation.

  This notice is designed to inform you of the income taxation of life insurance based upon our understanding of the information currently available. It is not intended to provide you with legal advice, which neither John Hancock nor its Representatives can give. Therefore, if you have questions as to the applicability of any provision of the law, you should seek the advice of your own tax and legal counsel.

  If you wish to modify your planned premium payments to avoid creating a Modified Endowment Contract, your Marketing Representative will assist you. Otherwise, please sign the Acknowledgment below. Policyowner Acknowledgment and Signature

  I have read the above Notice of Potential Income Tax Implications. I understand that my premium payments will cause the proposed policy to become a Modified Endowment. I also understand the potential income tax effects of a distribution from a Modified Endowment.

  Policyowner Signature___________________________ Date ____________________

--------------------------------------------------------------------------------

================================================================================
                         TAXPAYERIDENTIFICATIONNUMBER
================================================================================

             Enter the Owner's taxpayer identification number in the appropriate box. For most individual taxpayers, this is the social security number.

                ---------------------------------------------
                    Social Security number

                          --        --

                ---------------------------------------------

                                      OR

                ---------------------------------------------
                     Employer identification number

                            --

                ---------------------------------------------
  I submit that the information provided above is true, correct, and complete.

  Signature______________________________________ Date______________________

--------------------------------------------------------------------------------
                                    Page 5                       Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]     Part B Statements to the Company's Agent

================================================================================
COMPLETE FOR NON-MEDICAL APPLICATIONS ONLY
================================================================================
   Please give full details below for every "Yes" answer to Questions 1-4 as to each person proposed for insurance, who is referred to below as "any person." Be sure to include the names/addresses of any treatment providers.

1. Within the past 7 years, has any person been treated for or    [_] Yes [_] No
   had any known indication of disease of the heart or blood vessels, chest pain or high blood pressure, stroke or paralysis, diabetes, tumor or cancer, convulsions, kidney disease, gastro-intestinal disease, mental or psychiatric disorder, lung or respiratory disease or blood disorder?

2. Within the past 7 years, has any person had or been diagnosed [_] Yes [_] No or treated by a physician or other medical practioner for Human Immunodeficiency Virus or Acquired Immune Deficiency
   Syndrome (AIDS)?

3. Within the past 7 years, has any person received counseling    [_] Yes [_] No
   or treatment regarding the use of alcohol drugs, or used any illegal drugs or controlled substance?

4. Other than the above, within the past 7 years has any person   [_] Yes [_] No
     a)  been admitted to a hospital or other medical or
         rehabilitation facility?                                 [_] Yes [_] No
     b)  consulted or been treated by a physician, or had a
         physical exam or checkup?                                [_] Yes [_] No

5. Is any person currently taking any prescription drug?
   If yes, who?  What drugs?  How frequently? __________________________________
   _____________________________________________________________________________

6. If the Prosposed Insured(s) has a personal physician, please enter name, address, and details below. Otherwise leave blank.

   Life 1                                 Life 2

______________________________________   ______________________________________
 FIRST NAME       MI       LAST NAME      FIRST NAME       MI       LAST NAME

______________________________________   ______________________________________
STREET ADDRESS       CITY   STATE  ZIP   STREET ADDRESS       CITY   STATE  ZIP

Date/Reason(s) last seen______________   Date/Reason(s) last seen______________

-------------------------------------------------------------------------------
Details to "yes" answers.

Question No./Name__________________________________________

Condition__________________________________________________

___________________________________________________________

Date of onset_____________ Last occurrence_________________

Treatment/medication, if any_______________________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

--------------------------------------------------------------------------------
Details to "yes" answers.

Question No./Name__________________________________________

Condition__________________________________________________

___________________________________________________________

Date of onset_____________ Last occurrence_________________

Treatment/medication, if any_______________________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

--------------------------------------------------------------------------------
Details to "yes" answers.

Question No./Name__________________________________________

Condition__________________________________________________

___________________________________________________________

Date of onset_____________ Last occurrence_________________

Treatment/medication, if any_______________________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

--------------------------------------------------------------------------------
Details to "yes" answers.

Question No./Name__________________________________________

Condition__________________________________________________

___________________________________________________________

Date of onset_____________ Last occurrence_________________

Treatment/medication, if any_______________________________

Names/addresses of physicians/hospitals providing treatment

___________________________________________________________

___________________________________________________________

___________________________________________________________

___________________________________________________________

      Please record any additional details on a separate piece of paper.
--------------------------------------------------------------------------------

Form 156-MAJ-96                     Page 6

[LOGO OF JOHN HANCOCK APPEARS HERE]            Statements to the Company's Agent

================================================================================
                           AGREEMENT AND SIGNATURES
================================================================================
A. The statements and answers on pages 1 through 4 of Part A and Part B of the attached application are, to the best of my knowledge and belief, complete, true, and correctly recorded. All statements and answers are representations and not warranties, and with all Parts B of the attached application will form the basis for and be a part of any new policy or additional benefit provision issued on this application.

B. Coverage will take effect as provided in and subject to the terms and conditions of Conditional Temporary Insurance Agreement Form 156-MTIA-96 bearing the same date and number of this Part A if: (1) an advance payment of at least the Minimum Temporary Insurance Premium is made with this Part A which satisfies the requirements of such Conditional Temporary Insurance Agreement; and (2) the amount applied for in this and all other applications now pending in John Hancock Mutual Life Insurance Company and the John Hancock Variable Life Insurance Company does not exceed $1,000,000 life insurance if an individual policy or $3,000,000 life insurance if survivorship policy.

C. If the applicant has a right to have the new policy issued as requested without completing any Part B, the new policy will take effect as of its Date of Issue, provided the initial payment has been made with this application.

D. In cases other than those described in B and C above, any new policy or Benefit provision will take effect as of the Date of Issue of the policy, but: (1) only on delivery to and receipt by the Applicant of the policy and payment of the minimum initial premium thereon and (2) only if at the time of such delivery and payment each person proposed for insurance in parts A and B of this application is living and has not consulted or been examined or treated by a physician or practitioner since the latest Part B pertaining to such person was completed.

E. No agent or medical examiner is authorized to make or discharge contracts or waive or change any of the conditions or provisions of any application, policy, or receipt, or to accept risks or pass on insurability. Any such unauthorized action is not notice to or knowledge of the company. A medical examiner is not an agent of the Company.

      Provisions F and G apply only if a Variable Product is applied for

F. All benefits, payments, and values, including the Death Benefit and Account or Cash Value, under any policy issued which is based upon the investment experience of a separate investment account may increase or decrease in accordance with the investment experience of the separate investment account and are not guaranteed as to fixed dollar amount. The Account Value or Cash Value may even decrease to zero.

G. The registered representative's signature below certifies that a prospectus for the policy applied for has been given to the Proposed Insured(s) and/or to the Applicant and that no written sales materials other than those approved by JHVLICO have been used:

Provisions H,I,J,K, and L apply if the policy applied for is a term conversion

H. The new policy will be a new, separate contract. If the new policy is issued in exchange for the original insurance, all liability of the Company under the original insurance will cease when the new policy takes effect. Until the new policy is issued, coverage will still be in force under the original policy. Coverage under the new policy will take effect as indicated in Paragraph C above.

I. The application for the original insurance, unless such insurance is now incontestable, and the application for each additional benefit provision which is to be retained as specified on page 4 of this Application, unless such provision is now incontestable, will also form a basis for and be a part of the new policy.

J. If the original policy or benefit provision is being exchanged and is subject to an assignment, the new policy will be subject to the same assignment unless it is discharged or, in the case of a policy loan assignment, unless the indebtedness has been repaid.

K. If the new policy is issued in exchange for the original policy, any nonforfeiture option election applicable to the original policy will be applicable to the new policy, if available, unless otherwise requested in writing.

L. Ownership and control of any policy issued on the attached application will be determined by the terms of the new policy.

  -----------------------------------------------------------------------------

   All statements and answers in this application are to the best of my knowledge and belief, true and complete. They are representations and not warranties. I assent to this application.


___________________________Dated At_______________________________on______________________, 19_______
APPLICANT'S SIGNATURE                 CITY OR TOWN       STATE              DATE

___________________________Dated At_______________________________on______________________, 19_______
APPLICANT'S SIGNATURE                 CITY OR TOWN       STATE              DATE

___________________________Dated At_______________________________on______________________, 19_______
APPLICANT'S SIGNATURE                 CITY OR TOWN       STATE              DATE



____________________________________________            __________________________________________________
SIGNATURE OF LIFE 1, IF OTHER THAN APPLICANT            WITNESS (Agent must witness where required by law)

____________________________________________
SIGNATURE OF LIFE 2, IF OTHER THAN APPLICANT

                                    Page 7                       Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
                             VERIFICATION OF TRUST
================================================================================

1.  Names of Proposed Insured(s) (please print):

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME

2.  Name of Trust:

    ___________________________________________________________

    ___________________________________________________________

    ___________________________________________________________

3.  Name of Trustee:

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME

4.  Address of Trustee:

    ___________________________________________________________
       STREET ADDRESS

    ___________________________________________________________
       CITY                                STATE    ZIP

5.  Names of Additional Trustees:

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME

    ___________________________________________________________
       FIRST NAME          MIDDLE INITIAL          LAST NAME


6.  Date of Trust     ____  / ____  / ____

7.  Trust established in state of _____________________________

8.  Taxpayer ID# (when available) _____________________________

9.  Application Date  ____  / ____  / ____

--------------------------------------------------------------------------------

The undersigned Trustee(s) certify that the following statements are true:

The Trustee(s) has the authority, either by the terms of the trust or applicable state law, to own and purchase life insurance on the life of the Insured(s).
The Trustee(s) signing this document and the application are sufficient in number to act on behalf of the trust.

The trust document containing the names of the Trustee(s) and the date of the trust is in full force and effect and existed prior to the date of the application for life insurance.

The trust empowers the Trustee(s) to exercise any and all rights associated with owning life insurance policies and the Trustee(s) can exercise these rights without the consent of the Insured(s). These rights include but are not limited to: surrendering the policy, withdrawing policy values, borrowing against the policy values, assigning the policy, transferring ownership, and changing the beneficiary.

The undersigned Trustee(s) agrees that John Hancock Mutual Life Insurance and Variable Life Companies shall not be responsible for the application or disposition of the proceeds of the said policy purchased by the Trustee(s), and the payment to the Trustee(s) of the proceeds of the policy shall fully discharge John Hancock Mutual Life Insurance and Variable Life Companies from all liability under the said policy to the extent of such payment. By signing this verification form, the Trustee(s) verify that all information contained herein is true and complete. We agree jointly and severally to indemnify the insurer and its agents, and hold them harmless from and against all liability as a result of claims, demands, or judgments against them arising from effecting any insurance transactions in reliance on this certification.




    Dated At ____________________________________ on _______________, 19________
                  CITY OR TOWN           STATE          DATE


    _________________________________             ______________________________
    SIGNATURE OF WITNESS                          SIGNATURE OF TRUSTEE

                                                  ______________________________
                                                  SIGNATURE OF TRUSTEE

                                                  ______________________________
                                                  SIGNATURE OF TRUSTEE

--------------------------------------------------------------------------------
Form 156-MAJ-96                     Page 8

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
     SUPPLEMENTARY UNDERWRITING INFORMATION REQUIRED IN ALL NON-COLI CASES
================================================================================
1. Please provide the Proposed Insured'(s) addresses for the last two years.


Time at Residence        Street Address                         City/Town        State        ZIP
_______yrs.______mos.    See Part A, Page 1, Section A
                         -----------------------------------------------------------------------------

_______yrs.______mos.    _____________________________________________________________________________

Life 2 (if survivorship)
_______yrs.______mos.    See Part A. Page 1. Section A
                         -----------------------------------------------------------------------------

_______yrs.______mos.    _____________________________________________________________________________


2. Please provide the Proposed Insured'(s) employment details for the last two years.

Time Employed            Employer Name       Street Address     City/Town        State        Zip

_______yrs.______mos.    _____________________________________________________________________________

_______yrs.______mos.    _____________________________________________________________________________

Life 2 (if survivorship)

_______yrs.______mos.    _____________________________________________________________________________

_______yrs.______mos.    _____________________________________________________________________________

3. How long have you known the Proposed Insured(s)?
   Life 1?_____________  Life 2?___________ (if survivorship)
4. Are you related to the Proposed Insured(s)?
   [ ] Yes (relationship)___________________ [ ] No
5. Has the Proposed Insured(s) been known by and other names within the last ten years?
   [ ] Yes (what names)_____________________[ ] No
6. Approximate annual income of Proposed Insured(s) Life 1$________________ Life 2 (if survivorship)$_______________
7. Approximate net worth of Proposed Insured(s) Life 1$__________________ Life 2 (if survivorship)$________________

--------------------------------------------------------------------------------
From my knowledge and investigation, the proposed insured(s) is of temperate habits and good moral character, and I know nothing affecting the insurability of the Proposed Insured(s) not stated hereon, and I recommend his/her acceptance without qualification. Proposed Insured(s) interviewed by me on ____/____/____

The Federal Fair Credit Reporting Act notice has been delivered as required.

AGENT

Is the insurance applied for intended to replace or change       [ ] Yes  [ ] No
any life insurance or annuity now in force on the Proposed
Insured(s)?

This application and report have been reviewed by me, and I recommend risk.

___________________________________________________
   Producer

================================================================================
        AUTHORIZATION FOR PREMIUMATIC BILLING (VARIABLE PRODUCTS ONLY)
================================================================================
  I authorize the John Hancock Company to deduct the monthly premiums for the policy applied for on this application from the bank account listed below. I understand that the deduction will take place on or about the third Friday of each month.

Transit Routing Number___________________ PC Control Number (if an existing account)__________________

Bank Account Number__________________     EFTS Transfer Code__________

Name(s) of Depositor(s)__________________________

Signature(s) of Depositor(s)_____________________
--------------------------------------------------------------------------------

================================================================================
                               SALE INFORMATION
================================================================================
  Producer(s) Earning Credit for Case
   Producer Name/Number                Firm Name/Number          %Credit
   --------------------                ----------------          -------

    ______________________________     _______________           _____________

    ______________________________     _______________           _____________

    ______________________________     _______________           _____________

    ______________________________     _______________           _____________

--------------------------------------------------------------------------------

                                    Page 9                       Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
         PLEASE COMPLETE ANY SECTION BELOW THAT PERTAINS TO THIS CASE
================================================================================
 I.  COMPLETE FOR 1035 EXCHANGE CASES

 1.  [_] Check this box if this case is a 1035 Exchange.
--------------------------------------------------------------------------------
 II. COMPLETE ONLY IF ADVANCE PAYMENT IS BEING MADE

  1. How much advance payment is included with its Part A? $______________

 Write check to John Hancock Mutual Life(Masterplan Plus only) or John Hancock Variable Life. Accept advance payment only if able to issue Receipt and Conditional TIA.

 (1035 external replacements, individual policies with face amounts over $1,000,000, and survivorship policies with face amounts over $3,000,000 may not be prepaid)
--------------------------------------------------------------------------------
 III.COMPLETE IF THIS IS A CONVERSION OF TERM INSURANCE

  1. [_] This is a  [_] Full  [_] Partial  Term Conversion from:
    ---------------------------------------------------------------------------
    a.Policy Number/     Conversion        Amount         Amount Remaining
         Insured            Type          Converted           In Force
    ---------------------------------------------------------------------------
    Name             Base Policy Amount
                    -----------------------------------------------------------
    ________________ ___________ Rider
                    -----------------------------------------------------------
    #                ___________ Rider
    ---------------------------------------------------------------------------
    b.Policy Number/     Conversion        Amount         Amount Remaining
         Insured            Type          Converted           In Force
    ---------------------------------------------------------------------------
    Name             Base Policy Amount
                    -----------------------------------------------------------
    ________________ ___________ Rider
                    -----------------------------------------------------------
    #                ___________ Rider
    ---------------------------------------------------------------------------

 2. Is Insured(s) now totally disabled, or is Insured(s) receiving any payments
    for sickness or injury?                                      [_] Yes [_] No
    (If yes, give details in the Special Requests Box F)

--------------------------------------------------------------------------------
 IV.COMPLETE FOR MODIFIED ENDOWMENTS

 1. Does the sales illustration show that the policy applied for is a Modified
    Endowment Contract (MEC)?                                    [_] Yes [_] No
 2. If yes, has the Policyowner signed the MEC Acknowledgement Form on Page 5?
                                                                 [_] Yes [_] No
--------------------------------------------------------------------------------
 V. COMPLETE FOR BUSINESS INSURANCE

 1. Authorized officer signing the application
    Name _____________________________  Title ________________________________

 2. Amount of business insurance already in force on Proposed Insured $_______

 3. Proposed Insured's total compensation from the business for each of the last two years.
    Year ____  Compensation $ _________  Year ____  Compensation $ ___________

 4. Total book value of business        5. Total market value of business
    $ _________________________________    $ _________________________________

 6. Year founded or incorporated ______ 7. % of business owned by Proposed
                                _____      Insured _______%

--------------------------------------------------------------------------------

================================================================================
                        TO BE COMPLETED IN EVERY CASE.
================================================================================

                       Authorization and Acknowledgement

     I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution, or person that has any records or knowledge regarding each of the undersigned to give to the John Hancock Company or its reinsurer(s) any such information, including information concerning every condition for which each has been under obser-vation or treatment, including if the information specified contains informa-tion related to treatment for drug and/or alcohol abuse or for psychiatric and/or mental conditions, the history obtained, physical and laboratory findings, diagnosis and treatment.
     I acknowledge receipt of the Federal Fair Credit Reporting Act notice which contains a notice concerning the Medical Information Bureau.
     A copy of this authorization is as valid as the original. This authori-zation is valid for 24 months from the date of the Proposed Insured(s) signature

 _____________________________________  ______________________________________
 Signature of Life 1                    Signature of Life 2(survivorship only)

 _____________________ 19____           ________________________ 19 ____
 Date                                   Date

--------------------------------------------------------------------------------
Form 156-MAJ-96                     Page 10

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
             RECEIPT AND CONDITIONAL TEMPORARY INSURANCE AGREEMENT
================================================================================
                             PLEASE READ CAREFULLY

 .  This Receipt and Conditional Temporary Insurance Agreement is governed by
   Agreement B of the application bearing the same number as this receipt.

 .  There is a total temporary insurance coverage limit of $250,000 (individual)
   or $1,000,000 (survivorship) on all applications pending on each person proposed for insurance with John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, and John Hancock Life Insurance Company of America, regardless of the number of applications, and the face amounts of the policies applied for.
--------------------------------------------------------------------------------
   Life 1_________________________________ Application Number___________________

                                           Total Sum Insured
   Life 2 (if survivorship)_______________ as Issue $___________________________

   Plan___________________________________       Date___________________________

   Received from___________________________ the sum of $____________paid with application to John Hancock Company with the same date and number as this receipt. This receipt is issued on the condition that any check, draft, or other order for the payment of money is good and can be collected.

    Please make all premium checks payable to the company under which your application is being made (John Hancock Mutual Life or John Hancock Variable
    Life), at John Hancock Place, Boston, MA. Do not make check payable to the agent or leave the payee blank.
--------------------------------------------------------------------------------

Conditions of Temporary Insurance Coverage (1) The amount received must be at least the Minimum Temporary Insurance Premium, 2) Parts A and B of the application and any required medical examinations and tests must be completed, and 3) The following questions are answered "NO."

a. Within the past 7 years, has any person proposed for insurance consulted a physician for, been diagnosed with, or had treatment for heart disease, stroke, or cancer?___________
b. Has any person proposed for insurance been hospitalized within the past 6 months or been advised by a physician that he or she needs hospitalization for any reason (other than for normal pregnancy)?____________
c. Within the past 7 years has any person received counseling or treatment regarding the use of alcohol, drugs, illegal drugs, or used any illegal drug or controlled substance.
d. Within the past 7 years has any person had a driving license suspended or revoked?___________

Commencement of Temporary Insurance Coverage. If the above Conditions of Temporary Insurance Coverage are met, coverage in accordance with the terms and conditions of the policy applied for will take effect on the latest "Completion Date" of all persons proposed for insurance. Each person's "Completion Date" will be the date of completion of the latest of the Parts A and B of the application and any medical examinations and tests required by the Company's published initial underwriting requirements, according to the age and amount applied for.

Amount of Temporary Insurance Coverage. The amount of Coverage will be the lesser of: 1) the amount applied for in the application; and 2) $250,000 if individual life insurance or $1,000,000 if survivorship life insurance. However, the amount of coverage will never exceed $250,000 (individual) or $1,000,000 (survivorship) less the total of all amounts payable under all conditional temporary insurance agreements issued by John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company, and John Hancock Life Insurance Company of America in connection with any insurance application pending on the Proposed Insured(s) as of the date of this Receipt and Conditional Temporary Insurance Agreement. No benefit will be paid under this Agreement if the Proposed Insured'(s) death(s) results, directly or indirectly, or wholly or partially, from intentionally self-inflicted injury while sane, or self-inflicted injury while insane.

                            (continued on reverse)
------------------------------------------------------------------------------




                                    Page 11                     Form 156-MTIA-96

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
Receipt and Conditional Temporary Insurance Agreement (continued)

Fraud Warning. Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

Termination of Temporary Insurance Coverage. The conditional temporary insurance coverage provided by this Agreement will end on the earliest of :

  1) The commence ment of coverage under the policy issued on the basis of the application.
  2) The date the Applicant refuses to accept the policy as offered for delivery.
  3) The date the application is declined or deemed declined (Policy is deemed declined if not approved within 60 days of the latest Completion Date.). Notice of any such declination will be furnished.

If termination occurs under 2) or 3) above, the amount paid will be returned on surrender of this Receipt. In no event will coverage be in effect under both this Conditional Temporary Insurance Agreement and any policy issued on the basis of the application, and any amendment thereto, with the same date and number as this Receipt and Conditional Temporary Insurance Agreement.

Commencement of Coverage Under the Policy. Coverage under any ploicy issued on the basis of the application will replace the coverage provided by this Agreement as of the policy Date of Issue but only if:

  1) The policy is delivered to and accepted by the Applicant while all persons proposed for insurance are living and within 60 days of the latest "Completion Date," and
  2) The balance of any premium required for the policy as delivered is paid while all persons proposed for insurance are living and within 60 days after the latest "Completion Date."

Minimum Temporary Insurance Premium. The Minimum Temporary Insurance Premium is one month's proportionate part of the premium according to the Company's published rates for the policy and premium interval applied for.

(check one)[_] John Hancock Mutual Life Insurance Company (MasterPlan Plus only)

           [_] John Hancock Variable Life Insurance Company (all other products)


_____________________________         ---------------------------------------
LIFE 1                   DATE           Not Valid unless Advance Payment has
                                       been made, the application is complete,
_____________________________          and the questions on the front are all
LIFE 2 (IF SURVIVORSHIP) DATE                    answered "No."
                                       Confirm the coverage provided by this
_____________________________                Agreement with your agent.
PRODUCER                 DATE         ---------------------------------------

================================================================================

--------------------------------------------------------------------------------

  (To be used in event of refund of payment)

  Received of the John Hancock Company, Boston, Massachusetts, the sum of $_____ The amount mentioned in the receipt on the reverse side hereof.

  Date_____________, 19____  _________________________________________________

--------------------------------------------------------------------------------

Form 156-MTIA-96                    Page 12

[LOGO OF JOHN HANCOCK APPEARS HERE]

================================================================================
        REQUEST FOR PREMIUMATIC BILLING: PLEASE SEND COPY TO M SERVICE
================================================================================
Please make sure that the Premiumatic Authorization on Page 9 is completed and signed.

Name of insured ______________________________   Policy Number _________________

Please attach either 1) a copy of the Payor's check for the initial premium; or
    2) a copy of a cancelled check. (Note: Do not send voided check until policy is issued.)

1.  Complete on if payment of initial premium accompanies this form.
    Attached is a check, money order, or other (_______________) in the amount of $________________________

2.  Special Comments/Premiumatic Requests:



    Firm _________________________________

    Producer _____________________________      Date ___________________________

--------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

================================================================================
                    DETACH THIS SECTION AND GIVE TO CLIENT
================================================================================
JOHN HANCOCK MUTUAL LIFE                             JOHN HANCOCK VARIABLE LIFE
INSURANCE COMPANY                                    INSURANCE COMPANY

          Notice to Each Person Proposed for New or Changed Coverage

   As required by the Federal Fair Credit Reporting Act, we wish to advise that in connection with the insurance (or change in coverage) applied for, an investigative consumer report may be requested by the Company with respect to any person proposed for insurance or change in coverage. Such a report may contain information as to character, general reputation, personal characteristics and mode of living of such person, and is customarily obtained through personal interviews with neighbors, friends, or associates of the subject of the report. You have a right to make a written request for information as to the nature and scope of any such report under the Act by writing to:
                       John Hancock
                       P.O. Box 111 John Hancock Place
                       Underwriting and Issue - Federal Fair Credit Control C-5 Boston, Massachusetts 02117

For identification purposes, your request must include your full name, birthdate, address, and any applicable policy number.

--------------------------------------------------------------------------------

================================================================================
                    DETACH THIS SECTION AND GIVE TO CLIENT
================================================================================
   Information obtained about your insurability will be treated as confidential. The Company may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of the life insurance companies which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.
   Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with procedures similar to those set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is:
                       Medical Information Bureau
                       Post Office Box 105, Essex Station
                       Boston, Massachusetts 02112
                       Telephone (617) 426-3660

   The Company may also release limited information in its file to other properly authorized life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.
   Information may be released to proper regulatory agencies on request and to insurance companies in connection with reinsurance.
   Underwriting actions are not reported to the Bureau, nor is the Company informed through the Bureau of the underwriting actions of other companies to whom you may have applied for life or health insurance.
--------------------------------------------------------------------------------

                                    Page 13                      Form 156-MAJ-96

[LOGO OF JOHN HANCOCK APPEARS HERE]


                      -----------------------------------

                            M PROPRIETARY PRODUCTS

                      ===================================

                      [LOGO OF JOHN HANCOCK APPEARS HERE]

                      ===================================


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -





                      [LOGO OF JOHN HANCOCK APPEARS HERE]


Form 156-MAJ-96